UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2018

SS&C Technologies Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT		06095
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 3, 2018, SS&C Technologies Holdings, Inc. (“SS&C” or the “Company”) announced the commencement of an underwritten public offering for the sale of up to $1.25 billion of its common stock. A copy of the press release announcing the offering is attached hereto as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The Company is filing this Current Report on Form 8-K in order to provide certain unaudited pro forma combined condensed financial information, included as Exhibit 99.2 hereto, with respect to the Company’s pending acquisition of DST Systems, Inc. (“DST”), as previously disclosed in its Current Report on Form 8-K filed on January 11, 2018, and to provide the consent, included as Exhibit 23.1 hereto, of DST’s independent registered public accounting firm to the incorporation by reference into the Company’s existing shelf registration statement of their report with respect to certain historical financial statements of DST, which are incorporated by reference in Exhibit 99.3 hereto.

Completion of the DST acquisition is subject to various customary conditions, including (i) there being no applicable law, order, judgment or other legal restraint, preliminary, temporary or permanent, and no action, proceeding, binding order or determination by any governmental entity, preventing or otherwise making illegal the consummation of the acquisition, (ii) the receipt of specified regulatory consents and approvals, (iii) performance by the parties in all material respects of their respective obligations under the acquisition agreement and (iv) the accuracy of the representations and warranties of the parties under the acquisition agreement, subject to specified materiality standards. Closing is not subject to any vote of SS&C’s stockholders or conditioned on the availability, obtaining or receipt of financing for the transaction.

Certain information contained in this communication constitutes forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance, underlying assumptions, and other statements that are other than statements of historical facts. The forward-looking statements contained herein include, but are not limited to, statements about the expected effects on SS&C of the proposed acquisition of DST, the expected timing and conditions precedent relating to the proposed acquisition of DST, anticipated earnings enhancements, synergies, and other strategic options. Without limiting the foregoing, the words “believes”, “anticipates”, “plans”, “expects”, “estimates”, “projects”, “forecasts”, “may”, “assume”, “anticipates”, “intend”, “will”, “continue”, “opportunity”, “predict”, “potential”, “future”, “guarantee”, “likely”, “target”, “indicate”, “would”, “could” and “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements are accompanied by such words. Such statements reflect management’s best judgment based on factors currently known but are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, unanticipated issues associated with the satisfaction of the conditions precedent to the proposed acquisition; issues associated with obtaining necessary regulatory approvals and the terms and conditions of such approvals; the inability to obtain financing and the terms of any financing; the inability to integrate successfully DST within SS&C and to obtain anticipated synergies; exposure to potential litigation; and changes in anticipated costs related to the acquisition of DST. Additional factors that could cause actual results and developments to differ materially include, among others, the state of the economy and the financial services industry, SS&C’s ability to finalize large client contracts, fluctuations in customer demand for SS&C’s products and services, intensity of competition from application vendors, delays in product development, SS&C’s ability to control expenses, terrorist activities, risks of cyberattacks, exposure to litigation, SS&C’s ability to integrate acquired businesses, the effect of the acquisitions on customer demand for SS&C’s products and services, the prevailing market price of SS&C’s stock from time to time, SS&C’s cash flow from operations, general economic conditions, and those risks discussed in the “Risk Factors” section of SS&C’s and DST’s 2017 Annual Reports on Form 10-K, which are on file with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made and, except to the extent required by applicable securities laws, SS&C undertakes no obligation to update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information

The following unaudited pro forma combined condensed financial information of the Company is included as Exhibit 99.2 hereto:

•	Unaudited pro forma combined condensed balance sheet as of December 31, 2017,

•	Unaudited pro forma combined condensed statement of operations for the year ended December 31, 2017, and

•	Notes to the unaudited pro forma combined condensed financial information.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release of SS&C Technologies Holdings, Inc.

99.2	Unaudited Pro Forma Combined Condensed Financial Information

99.3	Audited financial statements of DST Systems, Inc. as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017, the notes related thereto, the Report of the Independent Registered Public Accounting Firm, and the Report of Management of Internal Control over Financial Reporting (incorporated herein by reference to Part II—Item 8. (Financial Statements and Supplementary Data) and Part II—Item 9A. (Controls and Procedures) of DST System, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the SEC on February 28, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: April 3, 2018	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer